BB&T CORPORATION
                        (a North Carolina corporation)


                                $250,000,000
                      7 1/4% Subordinated Notes due 2007

                          UNDERWRITING AGREEMENT

                                                        June 3, 1997

BEAR, STEARNS & CO. INC.
ALEX. BROWN & SONS INCORPORATED
CRAIGIE INCORPORATED
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies and Gentlemen:

          BB&T Corporation, a North Carolina corporation (the "Company"), proposes, subject to the terms and conditions herein, to issue and sell an aggregate of $250,000,000 principal amount of its 7 1/4% Subordinated Notes due 2007 (the "Notes") to Bear, Stearns & Co. Inc. ("Bear Stearns"), Alex. Brown & Sons Incorporated and Craigie Incorporated (the "Underwriters"). The Notes will be issued in one series under the indenture, dated as of May 24, 1996
(the "Indenture"), between the Company and State Street Bank and Trust
Company, as trustee (the "Trustee").

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-02899) for the registration of the Notes under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such post-effective amendments thereto as may be required prior to the execution of this Underwriting Agreement. Such registration statement (as so amended, if applicable) has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the prospectus supplement relating to the offering of the Notes, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Notes are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of this Underwriting Agreement. A "preliminary prospectus" shall be deemed to refer to any prospectus relating to the offering of the Notes which is used prior to any Prospectus and any such prospectus that omitted, as applicable, the Rule 430A Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of this Underwriting Agreement. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

          All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

          SECTION 1.  Representations and Warranties.

          (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter, as of the date hereof and as of the Closing Time (as defined below) (in each case, a "Representation Date"), as follows:

                (1) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, the Indenture has been duly qualified under the 1939 Act.

                At the respective times the Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Bear Stearns expressly for use in the Registration Statement or the Prospectus.

                Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Notes will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                (2) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (3) Authorization of this Underwriting Agreement. This Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                (4) Authorization of Notes. The Notes have been duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement. The Notes, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor specified herein, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by governmental authority to limit, delay or prohibit the making of payments outside the United States. The Notes will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

                (5) Authorization of the Indenture. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                (6) Descriptions of the Notes and Indenture. The Notes and the Indenture, as of the date of the Prospectus, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (b) Officers' Certificates. Any certificate signed by any officer of the Company or any subsidiary and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Notes shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

          SECTION 2.  Sale and Delivery to Underwriters; Closing.

          (a) Sale. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price of 98.883% of the principal amount thereof plus accrued interest, if any, from June 6, 1997 to the Closing Time, the principal amount of Notes set forth opposite the name of such Underwriter in Schedule I hereto.

          (b) Delivery. The Notes to be purchased by each Underwriter hereunder will be represented by one or more definitive global Notes in book-entry form which will be deposited by or on behalf of the Company with The Depositary Trust Company ("DTC") or its designated custodian. The Company will deliver the Notes to Bear Stearns for the account of each Underwriter, against payment of the purchase price therefor by wire transfer in same day funds to the Company, by causing DTC to credit the Notes to the account of Bear Stearns at DTC. It is understood that each Underwriter has authorized Bear Stearns, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Notes which it has severally agreed to purchase. The time and date of such payment and delivery shall be 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by Bear Stearns and the Company (such time and date of payment and delivery being herein called "Closing Time"). The documents to be delivered at the Closing Time pursuant to the provisions of this Underwriting Agreement will be delivered at the office of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by Bear Stearns and the Company prior to the Closing Time.

          (c) Examination. The Notes shall be in such denominations and registered in such names as Bear Stearns may request in writing at least one full business day prior to the Closing Time. The Notes, will be made available for examination by Bear Stearns in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

          SECTION 3. Covenants of the Company. The Company covenants with each of the several Underwriters as follows:

          (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations, if applicable, and will notify the Underwriters immediately of (I) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall object.

          (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Underwriters or counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Notes as contemplated in this Underwriting Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Notes for offering and sale under the applicable securities laws of such states and the jurisdictions (domestic or foreign) as the Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Notes have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date hereof.

          (g)   Earnings Statement.   The Company will timely file such
     reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Notes in the manner specified in the Prospectus under "Use of Proceeds."

          (I) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          SECTION 4.  Payment of Expenses.

          (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Underwriting Agreement, including
(I) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing (if applicable) and delivery to the Underwriters of this Underwriting Agreement, the Indentures and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Notes, (iii) the preparation, issuance and delivery of the Notes to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents, as well as the fees and disbursements of the Trustee and its counsel, (v) the qualification of the Notes under state securities laws in accordance with the provisions of
Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey and any Legal Investment Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Notes if applicable, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Notes and (ix) the fees and expenses of any Underwriter acting in the capacity of a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the Conduct Rules of the NASD), if applicable.

          (b) Termination of Agreement. If this Underwriting Agreement is terminated by the several Underwriters in accordance with the provisions of
Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters in connection with the offer and sale of the Notes contemplated by this Agreement.

          SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Notes pursuant to this Underwriting Agreement are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Notes, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or
     (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

          (b) Opinion of Counsel for Company. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Womble Carlyle Sandridge & Rice PLLC, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request

          (c) Opinion of Counsel for Underwriters. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, with respect to the matters set forth in (1), (5) to (8),
     (9) (solely as to the information in the Prospectus under "Description of the Debt Securities" or any caption purporting to describe the Notes),
     (15), (16) and the penultimate paragraph of Exhibit A hereto. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriters. Without limiting the generality of the foregoing, such counsel may rely upon the opinion of Womble Carlyle Sandridge & Rice PLLC with respect to all matters governed by the laws of the State of North Carolina. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          (d) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the date as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company, dated as of Closing Time, to the effect that (I) there has been no such material adverse change, (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (e) Accountant's Comfort Letter. At the time of the execution of this Underwriting Agreement, the Underwriters shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (f) Bring-down Comfort Letter. At Closing Time, the Underwriters shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(e), except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

          (g) Ratings. At Closing Time, the Notes shall have been rated A3 or better by Moody's Investor Services and BBB+ or better by Standard & Poor's Corporation, and the Company shall have delivered to the Underwriters a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Underwriters, confirming that the Notes have such ratings. Since the time of execution of this Underwriting Agreement, there shall not have occurred a downgrading in the rating assigned to the Notes or any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any of the Company's other securities.

          (h) No Objection. If the Registration Statement or an offering of Notes has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (i) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

          (j) Termination of this Underwriting Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Underwriting Agreement may be terminated by Bear Stearns by notice to the Company at any time at or prior to the Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

          SECTION 6.  Indemnification.

          (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

              (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriters with the consent of the Company, which consent shall not be unreasonably withheld), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Bear Stearns expressly for use in the Registration Statement (or any amendment thereto), including the 430A Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in
Section 6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Bear Stearns expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to
Section 6(a), counsel to the indemnified parties shall be selected by Bear Stearns with the consent of the Company (which consent shall not be unreasonably withheld), and, in the case of parties indemnified pursuant to
Section 6(b), counsel to the indemnified parties shall be selected by the Company with the consent of Bear Stearns (which consent shall not be unreasonably withheld). An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (I) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is liable under this Section 6, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(2) effected without its written consent if (I) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          SECTION 7.  Contribution.  If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (I) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Notes pursuant to this Underwriting Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Notes pursuant to this Underwriting Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters; in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of such Notes as set forth on such cover.

          The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the aggregate principal amount of Notes set forth opposite their respective names in Schedule I hereto and not joint.

          SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Underwriting Agreement or in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Notes.

          SECTION 9.  Termination.

          (a) Underwriting Agreement. This Underwriting Agreement may be terminated by Bear Stearns, by notice to the Company, at any time at or prior to the Closing Time, if (i) there has been, since the time of execution of this Underwriting Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, if the Notes are denominated or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Bear Stearns, impracticable to market the Notes or to enforce contracts for the sale of the Notes, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities or, if the Notes are denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries.

          (b) Liabilities. If this Underwriting Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

          SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Bear Stearns at 245 Park Avenue, New York, New York 10167, attention of Brian D. Jones and notices to the Company shall be directed to it at 200 West Second Street, Winston-Salem, North Carolina 27101, attention of Jerone C. Herring, Esq.

          SECTION 11. Parties. This Underwriting Agreement shall each inure to the benefit of and be binding upon the Company and the several Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or any provision herein contained.
This Underwriting Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          SECTION 12. GOVERNING LAW AND TIME. THIS UNDERWRITING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          SECTION 13. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.


          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between the several Underwriters and the Company in accordance with its terms.

                                     Very truly yours,

                                     BB&T CORPORATION



                                     By:  /s/ Scott E. Reed
                                     Name:  Scott E. Reed
                                     Title:    Senior Executive Vice President
                                                 and Chief Financial Officer
CONFIRMED AND ACCEPTED,
     as of the date first above written:

BEAR, STEARNS & CO. INC.
ALEX. BROWN & SONS INCORPORATED
CRAIGIE INCORPORATED
By:  BEAR, STEARNS & CO. INC.

By:   /s/ Timothy A. O'Neill
      Authorized Signatory

                                                           Schedule I

     Underwriter                          Principal Amount of Notes

     Bear, Stearns & Co. Inc.              $83,400,000
     Alex. Brown & Sons Incorporated	       $83,300,000
     Craigie Incorporated                  $83,300,000
     Total                                $250,000,000


                                                           Exhibit A

                    FORM OF OPINION OF COMPANY'S COUNSEL
                        TO BE DELIVERED PURSUANT TO
                               SECTION 5(b)


          (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of North Carolina.

          (2) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement.

          (3) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

          (4) Each Subsidiary is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

          (5) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (6) The Notes have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement. The Notes, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor specified in the Underwriting Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by governmental authority to limit, delay or prohibit the making of payments outside the United States. The Notes are in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

          (7) The Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the applicable Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (8) The Notes conform, in all material respects, to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (9) The information in the Prospectus under "Description of the Debt Securities," "Senior Debt Securities," "Subordinated Debt Securities," Description of Subordinated Notes" and "Certain Regulatory Considerations" and in the Annual Report on Form 10-K for the year ended December 31, 1996 under "Certain Regulatory Considerations", to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

          (10) To the best of our knowledge, neither the Company nor any of the Subsidiaries is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

          (11) The execution, delivery and performance of the Underwriting Agreement and the Indenture and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and the Prospectus (including the issuance and sale of the Notes) and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any subsidiary is subject, and that is filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1996 or to the Registration Statement except for such conflicts, breaches, defaults, events or liens, charges or encumbrances that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations (provided that we are not rendering any opinion in this paragraph 11 with respect to state securities or blue sky laws or the disclosure provisions of the 1933 Act or the 1934 Act).

          (12) To the best of our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending or threatened, against or affecting the Company or any subsidiary thereof which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the Underwriting Agreement or the Indenture or the transactions contemplated therein.

          (13) All descriptions in the Prospectus of contracts and other documents to which the Company or the Subsidiaries are a party are accurate in all material respects. To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          (14) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

          (15) The Registration Statement has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

          (16) The Registration Statement, the Rule 430A Information, if applicable, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          (17) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules therein, as to which no opinion need be rendered), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

          (18) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under the Underwriting Agreement or in connection with the transactions contemplated under the Underwriting Agreement or the Indenture other than under the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations, which have been obtained, or as may be required under state securities or blue sky laws.

          Nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements and schedules and other financial data included therein and for the Form T-1, as to which we make no statement), at the time the Registration Statement or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the date of this Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. In rendering the opinion set forth in paragraph (3) and the second sentence of paragraph (5) above, such counsel may rely exclusively upon certificates of appropriate officials of each such jurisdiction. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

          In rendering such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of North Carolina, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriters. Without limiting the generality of the foregoing, such counsel may rely upon the opinion of counsel for the Underwriters with respect to all matters governed by the laws of the State of New York. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.


Annex I

           FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(e)

We are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations

                (I) in our opinion, the audited financial statements [and the related financial statement schedules] included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

               (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the [three month periods ended __________, 19__ and _________, 19__, the three and six month periods ended __________, 19__ and _________, 19__, and the three and nine month periods ended ________, 19__ and __________, 19__, included or incorporated by reference in the Registration Statement and the Prospectus (collectively, the "10-Q Financials")] [, a reading of the unaudited interim consolidated financial statements of the Company for the ____-month periods ended _________, 19__ and ________, 19__, included in the Registration Statement and the Prospectus (the "____-month financials")] [, a reading of the latest available unaudited interim consolidated financial statements of the Company], a reading of the minutes of all meetings of the stockholders and directors of the Company and its subsidiaries and the _______ and ___________ Committees of the Company's Board of Directors and any subsidiary committees since [day after end of last audited period], inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the [description of relevant periods including all interim unaudited condensed consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

                  [(A)   the 10-Q Financials incorporated by reference in the
          Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;]

                  [( )   the _____-month financials included in the
          Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or any material modifications should be made to the _____-month financials included in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;]

                  ( )   at [the most recent balance sheet date and at] a
          specified date not more than five days prior to the date of the Underwriting Agreement, there was any change in the __________ of the Company and its subsidiaries or any decrease in the __________ of the Company and its subsidiaries or any increase in the __________ of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement and the Prospectus, except in each case for changes, decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur; or

                  ( )   [for the period from _______, 19__ to _______, 19__
          and] for the period from ________, 19__ to a specified date not more than five days prior to the date of the Underwriting Agreement, there was any decrease in _________, __________ or ___________, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement and the Prospectus disclose have occurred or may occur;\

               (iii) based upon the procedures set forth in clause (ii) above and a reading of the [Selected Financial Data] included in the Registration Statement and the Prospectus [and a reading of the financial statements from which such data were derived], nothing came to our attention that caused us to believe that the [Selected Financial Data] included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of
     Item 301 of Regulation S-K of the 1933 Act [, that the amounts included in the [Selected Financial Data] are not in agreement with the corresponding amounts in the audited consolidated financial statements for the respective periods or that the financial statements not included in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles];

                (iv) we have compared the information in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K;

                [(v)   based upon the procedures set forth in clause (ii)
     above, a reading of the unaudited financial statements of the Company for [the most recent period] that have not been included in the Registration Statement and the Prospectus and a review of such financial statements in accordance with SAS 71, nothing came to our attention that caused us to believe that the unaudited amounts for _____________ for the [most recent period] do not agree with the amounts set forth in the unaudited consolidated financial statements for those periods or that such unaudited amounts were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements;]

                [(vi)]   [Include only if pro forma financial statements are
     included or incorporated by reference in the Registration Statement -- ] we are unable to and do not express any opinion on the [Pro Forma Combining Statement of Operations] (the "Pro Forma Statement") included in the Registration Statement and the Prospectus or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statement; however, for purposes of this letter we have:

                    (A)   read the Pro Forma Statement;

                    (B) performed [an audit] [a review in accordance with SAS 71] of the financial statements to which the pro forma adjustments were applied;

                    (C) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                    (D)	proved the arithmetic accuracy of the application of
          the pro forma adjustments to the historical amounts in the Pro Forma Statement; and

     on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statement included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

              [(vii)]   in addition to the procedures referred to in
     clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement and the Prospectus, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company; and

              [(viii)]   [Include only if financial forecasts are included in
     the Registration Statement --] in addition, we [comfort on a financial forecast that is included in the Registration Statement and the Prospectus].